SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 29, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission             IRS Employer
jurisdiction                        File Number            Identification
of incorporation                                           Number

Delaware                              1-3492               No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On October 29, 1998 registrant issued a press release entitled Halliburton 1998 Third Quarter Earnings pertaining, among other things, to an announcement that registrant earned $195 million ($.44 per diluted share) in the 1998 third quarter, compared to $218 million ($.50 per diluted share) in the 1997 third quarter, before recognition of special charges. Financial results of both years have been restated to reflect completion of registrant's merger with Dresser Industries, Inc. on September 29, 1998. The merger was accounted for as a pooling of interests. Third quarter 1998 revenues were $4,224 million, up one percent over the $4,177 million of revenues generated in the year earlier period. The 1998 third quarter financial results include a pretax special charge of $945 million ($722 million after tax or $1.64 per diluted share) to provide for consolidation, restructuring and merger related expenses.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated October 29, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HALLIBURTON COMPANY




Date:    October 30, 1998             By:  /s/ Lester L. Colemen
                                         --------------------------------
                                               Lester L. Coleman
                                               Executive Vice President and
                                               General Counsel




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                                  EXHIBIT INDEX



Exhibit                                                     Sequentially
Number                     Description                      Numbered Page

20                         Press Release of                 5 of 8
                           October 29, 1998
                           Incorporated by Reference






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